UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020 (April 25, 2020)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 25, 2020, BlackRock TCP Capital Corp., ("TCPC") completed a series of amendments to the Amended & Restated Senior Secured Revolving Credit Agreement entered into by Special Value Continuation Partners LLC, a Delaware limited liability company (“SVCP”) and a direct, wholly-owned subsidiary of TCPC, as borrower, with ING Capital LLC, as administrative agent (the “Administrative Agent”), collateral agent, arranger and bookrunner, and the lenders party thereto (the “A&R SVCP Credit Agreement”). The amendments to the A&R SVCP Credit Agreement included each of the following: (i) on April 9, 2020, TCPC effected amendments to the A&R SVCP Credit Agreement by way of an Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, executed by, among others, SVCP and the Administrative Agent (the “Amendment No.1”); (ii) on April 17, 2020, TCPC effected a further amendment to the A&R SVCP Credit Agreement by way of an Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement executed by, among others, SVCP and the Administrative Agent (the “Amendment No.2”); and (iii) on April 25, 2020, the A&R SVCP Credit Agreement was further affected by execution of an Incremental Commitment Agreement, by, among others, SVCP and the Administrative Agent (the “Incremental Agreement”).

The cumulative effect of the Amendment No. 1, the Amendment No. 2 and the Incremental Agreement was to extend the maturity of this credit facility to May 6, 2024, revise the schedule of required repayments upon expiry of the revolving period on May 6, 2023, implement certain changes relating to the LIBOR transition, and confirm a total commitment of $270 million under this revolving, multi-currency credit facility.

The description above is only a summary of the material provisions of the Amendment No. 1, the Amendment No. 2 and the Incremental Agreement and is qualified in its entirety by reference to copies of the Amendment No. 1, the Amendment No. 2 and the Incremental Agreement, respectively, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and by this reference incorporated herein.

Item 7.01.	Regulation FD Disclosure.

On April 28, 2020, the registrant issued a press release, included herewith as Exhibit 99.1, announcing Amendment No.1, Amendment No.2 and the Incremental Agreement.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, executed by, among others, Special Value Continuation Partners LLC and ING Capital LLC, as administrative agent
10.2	Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement executed by, among others, Special Value Continuation Partners LLC and ING Capital LLC, as administrative agent
10.3	Incremental Commitment Agreement, by, among others, Special Value Continuation Partners LLC and ING Capital LLC, as administrative agent
99.1	Press Release, Dated as of April 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date: April 28, 2020	By:	/s/ Paul L. Davis
Paul L. Davis
Chief Financial Officer